SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2010

Tasty Baking Company
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5084	23-1145880
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Navy Yard Corporate Center, Three Crescent Drive, Suite 200, Philadelphia, PA	19112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (215) 221-8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e)  On June 22, 2010, the Board of Directors of Tasty Baking Company (the “Company”) ratified an action by the Compensation Committee of the Company’s Board of Directors to not pay any amounts under the Company's Annual Incentive Plan ("AIP") for the fiscal year ended December 26, 2009.  This decision was made in order to serve the best interests of the Company, including to support the Company’s efforts to maintain compliance with financial covenants under its bank credit facility and other loans.  The action is expected to save the Company approximately $1.5 million.  This reverses an earlier action by the Compensation Committee and Board to authorize a payout under the AIP of 70% of the target awards, which amounts were previously disclosed for the named executive officers in the Summary Compensation Table and in the narrative following the Summary Compensation Table in the Company's proxy statement for the 2010 Annual Meeting of Shareholders.

Item 7.01	Regulation FD Disclosure.

On June 24, 2010, the Company issued a press release announcing the status of the transition to its new bakery within the Philadelphia Navy Yard as well as the sale of assets located at the old Hunting Park bakery.  A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.  The information disclosed in this Item 7.01 of this Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or any other document filed with the SEC, except as specifically set forth in such document.

Item 8.01	Other Events.

On June 24, 2010, the Company announced that it is now operating all of the seven production lines at its new bakery within the Philadelphia Navy Yard, and that the operational transition to the new bakery was completed.  The Company also announced that it sold assets located at the old Hunting Park bakery for approximately $0.7 million.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

	Exhibit 99.1	Press Release dated June 24, 2010

“Safe Harbor Statement” Under the Private Securities Litigation Reform Act of 1995

Except for historical information contained herein, the matters discussed herein are forward-looking statements (as such term is defined in the Securities Act of 1933, as amended) that are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied herein.  There are a number of factors that may cause actual results to differ from these forward-looking statements, including, without limitation, the costs to lease and fit-out a new facility and relocate thereto, the risks of business interruption and an adverse impact on financial results while optimizing production at the new facility, the costs and availability of capital to fund improvements or new facilities, the success of marketing and sales strategies and new product development, the ability to enter new markets successfully, the price of raw materials, and general economic and business conditions.  Other risks and uncertainties that may materially affect the company are provided in the company’s annual report to shareholders and the company’s periodic reports filed with the Securities and Exchange Commission from time to time, including, without limitation, reports on Forms 10-K and 10-Q.  Please refer to these documents for a more thorough description of these and other risk factors.  There can be no assurance that the estimated operating cash savings from the company’s transition to the new manufacturing facility will be realized.  The company assumes no obligation to update publicly or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASTY BAKING COMPANY
(Registrant)

Date:	June 24, 2010	/S/ Paul D. Ridder
Paul D. Ridder
Senior Vice President and Chief
Financial Officer